UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2024

PSQ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 S. Australian Avenue, Suite 1300

West Palm Beach, Florida 33401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 776-2402

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PSQH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on March 13, 2024, PSQ Holdings, Inc. (the “Company”) consummated its merger with Credova Holdings, Inc., a Delaware corporation (the “Merger”). In connection with the Merger, the Company assumed a $10,000,000 revolving loan pursuant to that certain Amended and Restated Loan and Security Agreement, dated as of November 11, 2021 (as amended by Amendment No. 1 dated January 3, 2022, Amendment No. 2 dated April 18, 2022, Amendment No. 3 dated July 22, 2022, and Amendment No. 4 dated May 31, 2023, the “Credit Facility”) among Credova SPV I, LLC, a Delaware limited liability company (the “Borrower”), PFM Credit Recovery Fund I, LLC, a Delaware limited liability company, and OHPC LP, a Delaware limited partnership (together, the “Lender”). The Borrower is a subsidiary of the Company. The Funding Termination Date for the Credit Facility was June 30, 2024. Capitalized terms not defined herein shall have the meanings ascribed to them in the Amendment (defined below).

On July 1, 2024, the Borrower and the Lender executed Amendment No. 5 to the Credit Facility (the “Amendment”). The Amendment: (i) extended the Funding Termination Date to June 30, 2025; (ii) modified the definition of “Borrowing Base” to increase the advance rate on Eligible Receivables to 89% for delinquent loans that are less than 61 days past due; (iii) modified the terms of the Delinquency and Liquidated Receivables Percentage Triggering Events to standardize the applicable three-month weighted average percentage of Delinquency Ratios and Liquidated Receivables Percentages for all Receivables at 15% and 3%, respectively; (iv) modified certain Concentration Limits; (v) modified the interest rate applicable to Aggregate Outstanding Advances to 14.5% per annum; and (vi) added a Non-use Fee applicable to any portion of Aggregate Outstanding Advances greater than $5.0 million.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment No. 5 to Amended and Restated Loan and Security Agreement, dated July 1, 2024, by and among Credova SPV I, LLC, PFM Credit Recovery Fund I, LLC and OHPC LP
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ Holdings, Inc.

Date: July 8, 2024	By:	/s/ Michael Seifert
	Name:	Michael Seifert
	Title:	Founder, Chairman and Chief Executive Officer

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